EXHIBIT (32)(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of CTS Corporation (the Company) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2024	/s/Ashish Agrawal
Ashish Agrawal
Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CTS Corporation and will be retained by CTS Corporation and furnished to the Securities and Exchange Commission or its staff upon request.